SUPPLEMENT NO. 1 TO

                     MET INVESTORS SERIES TRUST PROSPECTUS

                            Dated November 3, 2004


     The list of Underlying Portfolios in which the Portfolios may currently invest is changed to add the Trust's Janus Aggressive Growth Portfolio and Money Market Portfolio.

     The second sentence of the second paragraph in "Introduction - Understanding the Portfolios" is modified as follows. "The Portfolios do not currently intend to invest in an Underlying Portfolio which only invests in money market securities, but may do so in the future."









Dated:  December 16, 2004